Stone Ridge U.S. Master Variance
Risk Premium Fund

Supplement
to
Statement of Additional Information
dated
April 29, 2013

To avoid the appearance of a perceived conflict of interest due to both his own personal decision and his firm’s decision to invest in various Stone Ridge Funds, Jason Thomas has resigned from the Board of Trustees of Stone Ridge Trust effective April 30, 2013.  Accordingly, all references to Mr. Thomas in the Statement of Additional Information are removed.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.

May 6, 2013